Date:     July 29, 1994
                                             ---------------------------


     Robert C. Jaudes (as President of Laclede Gas Company), and Robert
J. Carroll (as Senior Vice President - Finance of Laclede Gas Company), pursuant to resolutions adopted by the Board of Directors on August 28, 1986, which resolutions, among other things, granted to any two executive officers who hold one of the following offices: Chairman of the Board; President; Executive Vice President; or Senior Vice President; the authority to amend any or all of the benefit plans and/or related trust agreements of the Company (collectively the "Plans") to the extent such amendments deal with changes necessary or appropriate: (1) to comply with, or obtain the benefit of, applicable laws and/or regulations, as amended from time to time; (2) to reflect minor or routine administrative factors; (3) to clarify the meaning of any of the provisions of the Plans; and/or (4) to evidence changes in then existing Plans to reflect the interrelationship thereof with newly adopted Plans or amendments to Plans, which newly adopted Plans or amendments affect the terms of such other then existing Plans; do hereby amend the Laclede Gas Company Salary Deferral Savings Plan as set forth in the attached exhibit, such amendment to be effectuated and evidenced by our signatures on said exhibit.





































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                   AMENDMENTS TO THE LACLEDE GAS COMPANY
                       SALARY DEFERRAL SAVINGS PLAN


The following amendments are effective October 1, 1989:


1.  A new subsection (d) is added to Section 10.2 as follows:

"(d) If the Participant is married, request for a distribution must be in writing and signed by the Participant and his/her spouse; the spouse's consent must acknowledge the effect of the request for distribution; and the spouse's consent must be witnessed by a Plan representative or a notary public. The spousal consent shall not be required if the Participant provides the Plan Administrator with satisfactory evidence that such consent cannot be obtained because he/she does not have a spouse; the spouse cannot be located; or such other circumstances as are prescribed by Treasury Regulations. Any consent by a spouse shall be effective only with respect to such spouse. Participant and/or spousal consent shall not be required
        if distribution is being made   because the Participant's account
        balance is less than $3,500."


2. Subclause (iii) of subsection (c) of Section 10.3 is amended in its entirety as follows:

"(iii) For the purpose of determining whether the hardship withdrawal is necessary to satisfy a financial need of a Participant, the Administrator may reasonably rely on the Participant's representation that the need cannot be fully relieved by: (A) insurance or other reimbursement; (B) reasonable liquidation of assets if this does not itself create a hardship; (C) cessation of Salary Deferral Contributions; or (D) other distributions or nontaxable loans from Company plans or from commercial sources on reasonable commercial terms."


3. A new subclause (vii) is added to subsection (c) of Section 10.3 as follows:

"(vii) If the Participant is married, request for a hardship withdrawal must be in writing and signed by the Participant and his/her spouse; the spouse's consent must acknowledge the effect of the request for a hardship withdrawal; and the spouse's consent must be witnessed by a Plan representative or a notary public. The spousal consent shall












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        not be required if the Participant provides the Plan Administrator with satisfactory evidence that such consent cannot be obtained because he/she does not have a spouse; the spouse cannot be located; or such other circumstances as are prescribed by Treasury Regulations. Any consent by a spouse shall be effective only with respect to such spouse."



                                                  Robert C. Jaudes
                                          -------------------------------
                                          Title:  President and Chief
                                                  Executive Officer


                                                  Robert J. Carroll
                                          -------------------------------
                                          Title:  Senior Vice President -
                                                  Finance






































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